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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 6, 2006


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                               KNIGHT-RIDDER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    FLORIDA                         1-7553                      38-0723657
(STATE OR OTHER             (COMMISSION FILE NUMBER)           (IRS EMPLOYER
 JURISDICTION OF                                             IDENTIFICATION NO.)
 INCORPORATION)



50 W. SAN FERNANDO STREET, SUITE 1500, SAN JOSE, CALIFORNIA          95113
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (408) 938-7700


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 6, 2006, Knight-Ridder, Inc. (the "Company") appointed Karen Stevenson to the position of Chief Legal Officer and Assistant to the Chairman and CEO, effective immediately. Ms. Stevenson will have an annual salary of $475,000.00 and will be eligible to participate in the annual incentive bonus program with a target payout of 50% of her annual salary. If Ms. Stevenson's employment is terminated prior to December 31, 2006 for any reason other than her gross negligence or willful misconduct, she will be entitled to receive a lump-sum payout equal to the amount of annual base salary that would have been paid to her from the date of termination until December 31, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KNIGHT-RIDDER, INC.

                                      By:     /s/ Gordon Yamate
                                            --------------------------------
                                            Name:  Gordon Yamate
                                            Title: Vice President and
                                                   General Counsel







Dated: February 10, 2006